Assets and Liabilities Held For Sale	12 Months Ended
Dec. 31, 2010
Disposal Group Including Discontinued Operation Balance Sheet Disclosures [Abstract]
Disclosure Of Long Lived Assets Held For Sale [Text Block]
	2010	2009
	$	$

Effective November 3, 2010, ISS International Limited ("ISSI") in South Africa was classified as held for sale. AngloGold Ashanti entered into a memorandum of understanding with The Institute of Mine Seismology ("IMS") relating to the disposal of ISSI. The transaction closed on February 28, 2011 and the proceeds from disposal amounted to $13 million. At December 31, 2009, net assets of ISSI amounted to $9 million.	12	-

Effective December 2007, Rand Refinery Limited in South Africa (a subsidiary of the Company) transferred parts of its premises that were no longer utilized (previously recognized as a tangible asset), to held for sale. On April 1, 2008, a sale agreement was concluded, subject to achievement of the suspensive condition regarding rezoning of the land and transfer of title deeds. Rand Refinery Limited is currently awaiting the rezoning transfer notification from the municipal and deeds office in order to conclude the sales transaction.	1	1

On February 17, 2009, AngloGold Ashanti announced the terms of the sale of its Tau Lekoa mine together with the adjacent properties of Weltevreden, Jonkerskraal and Goedgenoeg ("Tau Lekoa") in South Africa to Simmer & Jack Mines Limited ("Simmers"). Tau Lekoa was previously recognized as a combination of tangible assets, current assets and current and long-term liabilities. The sale was concluded effective August 1, 2010, following the transfer of the mineral rights of Tau Lekoa to Buffelsfontein Gold Mines Limited, a wholly-owned subsidiary of Simmers on July 20, 2010. The Company recorded a loss on disposal of $7 million on the sale. Refer to "Note 5 - Costs and expenses: Profit/loss on sale of assets, realization of loans, indirect taxes and other".

Following the effective date of the disposal, Simmers will treat all ore produced from the assets at its own processing facilities. As a result, AngloGold Ashanti will have increased processing capacity available at its Vaal River plants, allowing for the processing of additional material from its surface sources and the other Vaal River mines.

The additional treatment capacity will ensure significant continuing direct cash flows from the same gold commodity in an active market. Consequently, due to the migration of cash flows and in accordance with the FASB ASC guidance on discontinued operations, Tau Lekoa was not classified as a discontinued operation.

Tau Lekoa was classified as held for sale in the balance sheet as at December 31, 2009.	-	64

Following the classification of Tau Lekoa as held for sale, the Company recognized impairment losses of $8 million (2009: $4 million) in earnings to reduce the carrying amount of Tau Lekoa to fair value less costs to sell. Refer to "Note 5 - Costs and expenses: Impairment of assets".

	2010	2009
	$	$

As at December 31, 2010 and 2009 the carrying amounts of major classes of assets and liabilities classified as held for sale included:

Cash and cash equivalents	11	-
Trade and other receivables	2	-
Inventories	1	3
Property, plant and equipment	2	70
Acquired properties	-	1
Trade and other payables	(3)	(3)
Provision for environmental rehabilitation	-	(6)
Net assets	13	65